Before you invest, you may want to review the Monetta Young Investor Fund’s statutory prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the Monetta Young Investor Fund’s statutory prospectus and other information about the fund online at http://www.monetta.com/pro-summary.htm. You can also get this information at no cost by calling 1-800-MONETTA or by sending an e-mail request to info@monetta.com.

Monetta Young Investor Fund

Investment Objective

The Monetta Young Investor Fund (the “Young Investor Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Young Investor Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load) imposed on redemptions	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.38%
Acquired Fund Fees and Expenses(1)	0.05%
Total Annual Fund Operating Expenses(1)	1.23%
(1)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Young Investor Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Young Investor Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Young Investor Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Young Investor Fund	$125	$390	$676	$1,489

Portfolio Turnover

The Young Investor Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Young Investor Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Young Investor Fund’s performance. During the most recent fiscal year, the Young Investor Fund’s portfolio turnover rate was 51.1% of the average value of its portfolio.

Principal Investment Strategies

The Young Investor Fund, which is open to all investors, employs a “core-plus” investment approach: the Fund invests approximately 50% of its assets in exchange-traded funds (“ETFs”) and other funds that seek to track the S&P 500 Index (the “Index”) or other broad-based market indices that primarily include stocks of large capitalization U.S. companies. The balance of the Fund is directly invested in common stocks of companies of all market capitalization ranges and is diversified among industries and market sectors. However, the Adviser will primarily seek to invest in common stocks of large-cap companies (those with market capitalizations of at least $10 billion) that the Adviser considers to be high quality, well-known companies that produce products or provide services that are recognized by many investors.

In selecting individual stock investments, emphasis is placed on those companies that the Adviser believes to have above average long-term growth potential, a history of growth, a solid balance sheet, and an established and experienced management team. The Adviser also considers price direction, volume and relative strength of the issuers of such investments, which the Adviser believes to be harbingers of pending fundamental changes that could lead to more/less institutional ownership. Depending on market conditions and such considerations, the Adviser may at times be very active in turning over the non-ETF portion of the Young Investor Fund’s portfolio. The Fund may invest up to 10% of its assets in foreign stocks primarily through American Depositary Receipts (“ADRs”).

A bottom-up approach is used in selecting these investments by evaluating each company on the basis of its financial statements and operations. Factors such as a company’s industry leadership, competitive advantages, earnings growth, profit margins, sales trends and dividends, as well as technical factors, are scrutinized as part of the Adviser’s analysis.

The combination of investing in a core index component and individual growth companies seeks to diversify the portfolio through the use of ETF investments while providing the Adviser with the opportunity to seek excess returns relative to the index in specific company investments.

Principal Risks

Although every effort is made to achieve the Young Investor Fund’s objective of long-term capital growth, the Adviser cannot guarantee that the objective will be attained. You could lose all or a portion of your investment in the Fund as a result of a steep, sudden and/or prolonged market decline. The principal risks include:

•	The Adviser’s investment strategy does not achieve the Young Investor Fund’s objective;
•	The stock market or stocks in the Fund’s portfolio may decline or not increase at the rate anticipated;
•	Growth-oriented funds may under-perform when growth stocks are out of favor;
•	The Fund may make short-term investments, without limitation, for defensive purposes, which investments may provide lower returns than other types of investments;
•
ETFs are subject to substantially the same risks as those of their underlying securities or other investments held by the ETF, and investments in ETFs will result in the Fund’s shareholders indirectly bearing a proportionate share of the ETFs’ operating expenses, in addition to the direct expenses of the Fund.

Performance

The following bar chart and table show the risks of investing in the Young Investor Fund. The bar chart shows the changes in the Young Investor Fund’s performance from year to year. Also shown are the Young Investor Fund’s highest and lowest quarterly returns. The table below shows the Young Investor Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500 Index, a broad-based securities index. The Young Investor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Young Investor Fund will perform in the future. Updated performance is available on the Fund’s website at www.monetta.com or by calling 1-800-MONETTA.

YOUNG INVESTOR FUND (MYIFX)
Calendar Year Total Returns (before taxes)

Highest Quarterly Return	Lowest Quarterly Return
22.97% (Quarter ended June 30, 2009)	-12.77% (Quarter ended December 31, 2008)

Average Annual Total Returns
(For the periods ended December 31, 2015)
	1 Year	5 Years	Since Inception (12/12/2006)
Return Before Taxes	1.40%	11.45%	10.38%
Return After Taxes on Distributions	-0.85%	10.56%	9.66%
Return After Taxes on Distributions and Sale of Fund Shares	2.73%	9.11%	8.42%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	1.38%	12.57%	6.43%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-exempt, tax-advantaged, or tax-deferred arrangements, such as 401(k) plans, 529 plans or individual retirement accounts (“IRAs”). Holdings in such accounts may be subject to taxes at a later date.

Investment Adviser
Monetta Financial Services, Inc. is the investment adviser to the Young Investor Fund.

Portfolio Managers

Robert S. Bacarella, Founder and President of the Adviser, has been the Portfolio Manager of the Young Investor Fund since its inception in 2006.

Robert J. Bacarella, CPA, Vice President, Treasurer, Chief Financial Officer and Director of the Adviser since 2010, has been the Co-Portfolio Manager of the Young Investor Fund since 2009.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Young Investor Fund shares on any business day by wire transfer, by telephone at 1-800-MONETTA or by mail to:

Regular Mail Monetta Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Monetta Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The minimum initial and subsequent investment amounts are as follows:

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular	$1,000	No minimum
Retirement	$1,000	No minimum
Coverdell Education Savings Account	$1,000	No minimum
Automatic Investment Plan (AIP)	$100	$25 per month

Tax Information

The Young Investor Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt, tax-advantaged, or tax-deferred arrangement, such as a 401(k) plan, 529 plan or IRA. Distributions on investments made through such accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Monetta Family of Mutual Funds
1776-A South Naperville Road Suite 100
Wheaton, IL 60189